EXHIBIT 10.1

AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March __, 2006, by and among Fortress Credit Corp., a Delaware corporation (“Agent”), as Agent for the Lenders, the lenders identified on the signature pages hereof (the “Lenders”, and together with Agent, the “Lender Group”), ACME TELEVISION, LLC, a Delaware limited liability company (“Borrower”), and ACME COMMUNICATIONS, INC., a Delaware corporation (“Parent”), and the Guarantors, with reference to the following:

W I T N E S S E T H

        WHEREAS, Borrower and Parent entered into that certain Loan and Security Agreement, dated as of November 8, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), with the Lender Group pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower;

        WHEREAS, Borrower has requested that the Lender Group make certain amendments to the Loan Agreement; and

        WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to make the amendments requested by Borrower.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     DEFINED TERMS. All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

2.     AMENDMENTS TO THE LOAN AGREEMENT.

(a)     Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in alphabetical order or amending and restating the following definitions in their entirety, as the case may be:

“Applicable Prepayment Premium” means (a) with respect to the prepayment of $10,000,000 of the Loan on the Third Amendment Effective Date, $150,000.00, which amount shall be paid to the Administrative Agent and with respect to the remaining portion of the Loan after such prepayment (b) for any prepayment received during the period from the first anniversary of the Closing Date up to the second anniversary of the Closing Date, 2% times the amount prepaid; (c) for any prepayment received during the period from the second anniversary of the Closing Date up to the fourth anniversary of the Closing Date, 1% times the amount prepaid and (d) thereafter $0; provided, however, that following the prepayment of $10,000,000 on the Third Amendment Effective Date the Applicable Prepayment Premium on any portion of the Loan prepaid by Borrower with the proceeds it receives from the sale of station or with Advances under the Senior Loan Agreement shall be $0.

“Omnibus Letter Agreement” means that certain omnibus letter agreement dated March 29, 2006 by and among Senior Loan Lenders, the Lender Group and the Borrowers.

      “Third Amendment Effective Date” means March 29, 2006.

(b)     The following definitions set forth in Section 1.1 are hereby amended as follows:

    (i)        The definition of “Permitted Acquisition” is hereby amended as follows:

        Subpart (viii) is hereby deleted in its entirety and replaced with the following:

(viii)	Reserved.

(ii)	The definition of “Permitted Swap” is hereby amended as follows: Subpart (c) is hereby deleted in its entirety and replaced with the following:

(c)	Reserved.

(c)     Section 1.2 is hereby amended as follows:

        The third full sentence of Section 1.2 is hereby deleted in its entirety.

(d)     The following subpart (v) is added to Section 2.4(b) of the Loan Agreement:

    (v)        Notwithstanding anything contained herein with respect to the apportionment of principal and interest payments, the entire amount of the prepayment and the Applicable Prepayment Premium scheduled to be paid by Borrower on the Third Amendment Effective Date shall be entirely paid to Fortress Credit Corp. Wells Fargo Foothill, Inc. hereby waives all of its rights and interests with respect to such prepayment by Borrower. Following such prepayment described above and any prepayment made pursuant to the terms of the Omnibus Letter Agreement all payments thereafter shall be apportioned as set forth in subpart (i) above.

(e)     Section 6.3 is hereby amended as follows:

1.     Subpart (a)(iii) of Section 6.3 is hereby deleted in its entirety; and

2.     Subpart (g) of Section 6.3 is hereby deleted in its entirety.

(f)     The following Section 6.23 is hereby added to the Loan Agreement:

      Section 6.23 Third Amendment Effective Date Prepayment.

        Borrower shall on or before the Third Amendment Effective Date prepay to Agent an amount equal to $10,000,000.00 plus the Applicable Prepayment Premium.

(g)     The following Section 6.24 is hereby added to the Loan Agreement:

        Section 6.24 Sale of KUWB and Prepayment of Loan.

        Borrower shall on or before May 1, 2006 either: (a) (i) sell the station owned by Borrower located in Salt Lake City known as KUWB and (ii) prepay to Agent all outstanding amounts due and payable hereunder or (b) (i) borrow $5,000,000.00 under the Senior Loan Agreement and apply the proceeds of such borrowing to prepay the amounts owed hereunder; such amounts to be applied by the Agent in accordance with the terms of the Omnibus Letter Agreement.

(h)     Section 7.22 is hereby deleted in its entirety and replaced with the following:

      Section 7.22 [Reserved].

(i)     The following Section 7.24 is hereby added to the Loan Agreement:

      Section 7.24 No Further Permitted Stock Purchase.

        Notwithstanding any other provisions of this Agreement, beginning on the Third Amendment Effective Date, Borrower shall not engage in any Permitted Stock Purchase until such time as the station owned by Borrower located in Salt Lake City known as KUWB is sold to Clear Channel.

(j)     The following Section 8.19 is hereby added to the Loan Agreement:

        Section 8.19 If the Borrower fails to prepay an amount of $10,000,000.00 plus the Applicable Prepayment Premium on or prior to the Third Amendment Effective Date.

(k)     The following Section 17.13 is hereby added to the Loan Agreement:

Section 17.13. Appointment of Wells Fargo Foothill, Inc. as Agent.

        If each of Fortress Credit Corp., Fortress Credit Opportunities Fund I LP, and Fortress Credit Opportunities Fund II LP (the “Fortress Parties”) are paid all amounts due and owing to them under the Loan Agreement then immediately upon such payment Wells Fargo Foothill, Inc. shall be deemed to be the Agent hereunder. With respect to such appointment all parties hereto hereby waive any and all notice requirements hereunder with respect to the resignation of Fortress Credit Corp. as Agent and the appointment of Wells Fargo Foothill, Inc. as Agent as set forth herein. In addition, each of the parties hereto agrees and acknowledges that effective as of the date such repayment of the Fortress Parties, Wells Fargo Foothill shall be the Agent under this Agreement and the other Loan Documents. Wells Fargo Foothill hereby accepts its appointment as the Administrative Agent effective as of the date of such repayment of the Fortress Parties. Effective as of the date of repayment of the Fortress Parties, each Lender hereby authorizes Wells Fargo Foothill, Inc., in its capacity as Agent, and Wells Fargo Foothill, Inc. in its capacity as Agent hereby agrees, to observe and perform each and all of the obligations of the Agent under the this Agreement and to take such action or to refrain from taking such action on behalf of itself and the Lenders under this Agreement and to exercise such powers as are set forth in the Loan Documents or herein, together with such other powers as are reasonably incidental thereto. As of the date of such repayment of the Fortress Parties, Wells Fargo Foothill shall be vested with all rights, powers, privileges and duties of the Agent under the Loan Documents, and Fortress Credit Corp. shall be discharged from its appointment, powers, duties and obligations as Agent under the Loan Documents.

3. LIMITED WAIVER.

    (a)        Without waiving any other breaches of the Loan Agreement that may exist at this time, the Lender Group hereby waives Borrower’s breaches of the financial covenants contained in Section 7.22 of the Loan Agreement that occurred on December 31, 2005 and will occur on March 31, 2006.

    (b)        This is a limited waiver solely to the extent provided herein and shall not be deemed to constitute a consent or waiver of any Default or Event of Default or any future breach of the Loan Agreement or any of the other Loan Documents or any other requirements of any provision of the Loan Agreement or any other Loan Documents.

4.     CONDITIONS PRECEDENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of the amendments, waiver (and other provisions) set forth in Section 2 and Section 3 above:

(a)     Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)     Agent shall have received a copy of the Third Amended and Restated Loan and Security Agreement, duly executed by the parties thereto and in full force and effect.

(c)     Agent shall have received a copy of the Omnibus Letter Agreement, duly executed by the parties thereto and in full force and effect.

(d)     The representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(e)     After giving effect to this Amendment, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof.

(f)     No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Parent, Agent or any Lender, or any of their respective Affiliates.

5.     REPRESENTATIONS AND WARRANTIES. Each of Borrower, Parent, and each Guarantor hereby represent and warrant to the Lender Group that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority binding on it, or of the terms of its Governing Documents, or of any material contract or material undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended hereby, constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles, or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally, (c) this Amendment has been duly executed and delivered by it, (d) after giving effect to this Amendment, the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), and (e) after giving effect to this Amendment, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default has occurred and is continuing on the date hereof.

RELEASE.     Borrower, Parent and each Guarantor hereby waives, releases, remises and forever discharges each member of the Lender Group, each of their respective Affiliates, and each of their respective officers, directors, employees, and agents (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which Borrower, Parent or any Guarantor ever had, now has or might hereafter have against any such Releasee which relates, directly or indirectly, to the Loan Agreement or any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, in each case, with respect to all periods through the date hereof.

        As to each and every claim released hereunder, Borrower, Parent and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law, if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

6.     CHOICE OF LAW. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

7.     COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.     EFFECT ON LOAN DOCUMENTS.

(a)     The Loan Agreement and each of the other Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Documents, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

(b)     Upon and after the effectiveness of this Amendment, each reference in the Loan Documents to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

9.     ENTIRE AGREEMENT. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference hereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

[SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT]

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS UNDER THE SENIOR LOAN AGREEMENT AND THE TERM LOAN AGREEMENT

ACME TELEVISION, LLC, a Delaware limited liability company
ACME COMMUNICATIONS, INC., a Delaware corporation
ACME INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company
ACME INTERMEDIATE FINANCE, INC., a Delaware corporation
ACME SUBSIDIARY HOLDINGS II, LLC, a Delaware limited liability company
ACME SUBSIDIARY HOLDINGS III, LLC, a Delaware limited liability company
ACME TELEVISION OF FLORIDA, LLC, a Delaware limited liability company
ACME TELEVISION OF ILLINOIS, LLC, a Delaware limited liability company
ACME TELEVISION OF NEW MEXICO, L.L.C., a Delaware limited liability company
ACME TELEVISION OF OHIO, LLC, a Delaware limited liability company
ACME TELEVISION OF OREGON, LLC, a Delaware limited liability company By: /s/ Thomas D. Allen Name: Thomas D. Allen Executive VP & CFO for each of the above entities

BORROWERS UNDER THE SENIOR LOAN AGREEMENT AND THE TERM LOAN AGREEMENT

ACME TELEVISION OF TENNESSEE, LLC, a Delaware limited liability company
ACME TELEVISION OF UTAH, L.L.C., a Delaware limited liability company
ACME TELEVISION OF WISCONSIN, LLC, a Delaware limited liability company
ACME TELEVISION LICENSES OF FLORIDA, LLC, a Delaware limited liability company
ACME TELEVISION LICENSES OF ILLINOIS, LLC, a Delaware limited liability company
ACME TELEVISION LICENSES OF NEW MEXICO, L.L.C., a Delaware limited liability company
ACME TELEVISION LICENSES OF OHIO, LLC, a Delaware limited liability company
ACME TELEVISION LICENSES OF OREGON, LLC, a Delaware limited liability company
ACME TELEVISION LICENSES OF TENNESSEE, LLC, a Delaware limited liability company By: /s/ Thomas D. Allen Name: Thomas D. Allen Executive VP & CFO for each of the above entities

BORROWERS UNDER THE SENIOR LOAN AGREEMENT AND THE TERM LOAN AGREEMENT

ACME TELEVISION LICENSES OF UTAH, L.L.C., a Delaware limited liability company
ACME TELEVISION LICENSES OF WISCONSIN, LLC, a Delaware limited liability company
ACME TELEVISION OF MADISON, LLC, a Delaware limited liability company
ACME TELEVISION LICENSES OF MADISON, LLC., a Delaware limited liability company By: /s/ Thomas D. Allen Name: Thomas D. Allen Executive VP & CFO for each of the above entities
WELLS FARGO FOOTHILL, INC. a California Corporation, as a Lender By:/s/Dena Seki Name: Dena Seki Title: Vice President
FORTRESS CREDIT CORP. a Delaware Corporation, as Agent /s/Constantine Dakolias Name: Constantine Dakolias Title: Chief Credit Officer
FORTRESS CREDIT OPPORTUNITIES I LP By: Fortress Credit Opportunities I GP LLC, its general partner By:/s/Constantine Dakolias Name: Constantine Dakolias Title:Chief Credit Officer
FORTRESS CREDIT OPPORTUNITIES II LP By: Fortress Credit Opportunities II GP LLC, its general partner By:/s/Constantine Dakolias Name: Constantine Dakolias Title:Chief Credit Officer